Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia New York Tax-Exempt Fund
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municpal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund (Funds)

77E  Legal Proceedings

Various civil actions have been filed against the Registrant in regard to market timing allegations. As of April 22, 2004, we have received the following complaints:

(1.) George Slaybe et al, Plaintiffs, v. Columbia Management Advisors, Inc., Defendant United States District Court District of Massachusetts
      Case # 04 10534 PBS
      Complaint Allegation:  Market Timing

(2.) Edward I. Segel and Iris Segel derivatively on behalf of Columbia Acorn Fund, Columbia Acorn Trust and the Columbia Funds, Plaintiffs, v. FleetBoston Financial Corporation, Fleet National Bank, Columbia Management Group, Inc., Columbia Funds Services, Inc., Columbia Wanger Asset Management, Columbia Management Advisors, Inc., Columbia Funds Distributor, Inc., John Does 1-4, Margaret Eisen, Leo Guthart, Jerome Kahn, Jr., Steven N. Kaplan, David C. Kleinman, Allan B. Muchin, John A. Wing, Charles P. McQuaid, Ralph Wanger, Ilytat, L.P., Ritchie Capital Management, Inc., Edward J. Stern, Canary Capital Partners LLC, Canary Capital Partners, LTD., Canary Investment Management, LLC, Daniel Calugar, Sal Giacalone, D.R. Loeser, Signalert Corporation, Alan Waldbaum, and Tandem Financial Services, Defendants, and Columbia Acorn Fund, Columbia Acorn Trust, and the Columbia Funds

      United States District Court
      District of Massachusetts
      Case # 04-10567MEL
      Complaint Allegation: Market Timing

(3.) Catherine Dukes, Individually and On Behalf of All Others Similarly Situated v. Columbia Funds, FleetBoston Financial Corporation, Columbia Management Group, Inc., Columbia Management Advisors, Inc., Columbia Wanger Asset Management, L.P., Columbia Funds Distributor, Inc., and John Does 1-100

      United States District Court
      District of Massachusetts
      Case # 04-10315-PBS
      Complaint Allegation: Market Timing

(4.) AB Medical Equipment Corp., Individually and On Behalf of All Others Similarly Situated, Plaintiff, v. FleetBoston Financial Corporation, Columbia Management Group, Inc., Columbia Management Advisors, Inc., Columbia Wanger Asset Management L.P., Columbia Funds Distributor, Inc. and Columbia Funds

      United States District Court
      District of Massachusetts
      Case # 04-10355PBS

(5.) Karen M. McKenna, Individually and on Behalf of All Others Similarly Situated, Plaintiff, v. Columbia Funds, Columbia Acorn Trust, FleetBoston Financial Corporation, Columbia Management Group, Inc., Columbia Management Advisors, Inc., Columbia Wanger Asset Management, L.P., Columbia Funds Distributor, Inc. and John Does 1-100, Defendants

      United States District Court
      Southern District of New York
      Case # 04 CV 1576

Complaint Allegation:  Market Timing

(6.) Lawrence S. Wick, as custodian for Ryan S. Wick, Andrew T. Wick, and Hayley
L. Wick, and Ryan S. Wick, Andrew T. Wick, and Hayley L. Wick individually and on behalf of others similarly situated, Plaintiffs, v. FleetBoston Financial Corporation, Columbia Management Group, Inc., Columbia Management Advisors, Inc., Columbia Wanger Asset Management, L.P., Columbia Funds Distributor, Inc., Columbia Funds

      United States District Court
      District of Massachusetts
      Case # 04-10408HEL

Complaint Allegation:  Market Timing

(7.) Steven B. Ehrlich, Custodian for Cory Ryan Ehrlich UTMA/Florida, Individually and On Behalf of All Others Similarly Situated v. Columbia Funds, FleetBoston Financial Corporation, Columbia Management Group, Inc., Columbia Management Advisors, Inc., Columbia Wanger Asset Management, L.P., Columbia Funds Distributor, Inc., and John Does 1-100

      United States District Court
      District of Massachusetts
      Case # 04 10405 PBS

Complaint Allegation:  Market Timing

(8.) R.L. Simmonds and Jean Simmonds, on behalf of Themselves and on behalf of All Others Similarly Situated v. Columbia Funds, Columbia Management Advisors, Inc., Columbia Funds Distributor, Inc., Columbia Management Group, Inc., FleetBoston Financial Corporation, Columbia Wanger Asset Management, L.P.,

      United States District Court
      Southern District of New York
      Case # 04 CV 01879

Complaint Allegation:  Market Timing

Columbia California Tax-Exempt Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Tax Exempt Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund (Funds)

77K Changes in Registrant's certifying accountant.

Effective March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the independent auditors of the Funds. Based on the recommendation of the Audit Committee, the Board of Trustees voted to appoint PricewaterhouseCoopers, LLP for the fiscal year ended October 31, 2004.

During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such years.

[Ernst & Young logo]
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

June 23, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

        Columbia Funds Trust I:
                 Columbia Tax-Managed Growth Fund II
                 Columbia Tax Managed Aggressive Growth Fund

        Columbia Funds Trust III:
                 Columbia Intermediate Government Income Fund
                 Columbia Quality Plus Bond Fund
                 Columbia Corporate Bond Fund

        Columbia Funds Trust V:
                 Columbia California Tax-Exempt Fund
                 Columbia Connecticut Tax-Exempt Fund
                 Columbia Massachusetts Tax-Exempt Fund
                 Columbia Intermediate Tax-Exempt Bond Fund
                 Columbia Massachusetts Intermediate Municipal Bond Fund Columbia Connecticut Intermediate Municipal Bond Fund Columbia New Jersey Intermediate Municipal Bond Fund Columbia New York Intermediate Municipal Bond Fund Columbia Rhode Island Intermediate Municipal Bond Fund Columbia Florida Intermediate Municipal Bond Fund Columbia Pennsylvania Intermediate Municipal Bond Fund


Gentlemen:

We have read Sub-Item 77K of Form N-SAR dated June 30, 2004, of the above listed Trusts and Funds and are in agreement with the statements contained in Sub-Item 77K of Form N-SAR. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                               Very truly yours,

                                           /s/ Ernst & Young LLP
                                               ERNST & YOUNG LLP


Columbia Massachusetts Tax-Exempt Fund

77O Transactions effected pursuant to Rule 10f-3

On January 8, 2004, Columbia Massachusetts Tax-Exempt Fund (formerly
Liberty Massachusetts Tax-Exempt Fund (Fund) purchased 375,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/21 (Securities) for a total purchase price of $417,863 from Bear Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On January 8, 2004, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund (Fund)) purchased 375,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/21 (Securities) for a total purchase price of $417,863 from Citigroup Global Markets, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Bear, Stearns & Co, Inc.; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On January 8, 2004, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund (Fund)) purchased 750,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/21 (Securities) for a total purchase price of $835,725 from Morgan Stanley/Lattice pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Bear, Stearns & Co, Inc.; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On March 4, 2004, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund (Fund)) purchased 250,000 par value of bonds of MA State General Obligation Bonds 5.25% 8/1/2022 (Securities) for a total purchase price of $277,900 from First Albany pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bear, Stearns & Co, Inc.; Citigroup Global Markets, Inc.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; UBS Financial Services Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Eastern Bank Capital Markets; Fidelity Capital Markets; First Albany Capital Inc.; Goldman, Sachs & Co.; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Morgan Stanley; Raymond James & Associates, Inc.; Oppenheimer & Co.; Ramirez & Co., Inc.; RBC Dain Rauscher Inc.; Wachovia Bank, National Association.

On March 4, 2004, Columbia Massachusetts Tax-Exempt Fund (formerly Liberty Massachusetts Tax-Exempt Fund (Fund)) purchased 250,000 par value of bonds of MA State General Obligation Bonds 5.25% 8/1/2022 (Securities) for a total purchase price of $277,900 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bear, Stearns & Co, Inc.; Citigroup Global Markets, Inc.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; UBS Financial Services Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Eastern Bank Capital Markets; Fidelity Capital Markets; First Albany Capital Inc.; Goldman, Sachs & Co.; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Morgan Stanley; Raymond James & Associates, Inc.; Oppenheimer & Co.; Ramirez & Co., Inc.; RBC Dain Rauscher Inc.; Wachovia Bank, National Association.

On March 4, 2004, Columbia Massachusetts Tax-Exempt Fund (formerly
Liberty Massachusetts Tax-Exempt Fund (Fund)) purchased 500,000 par value of bonds of MA State General Obligation Bonds 5.25% 8/1/2022 (Securities) for a total purchase price of $555,800 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers;
Bear, Stearns & Co, Inc.; Citigroup Global Markets, Inc.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; UBS Financial Services Inc.; Advest, Inc.; A.G. Edwards & Sons, Inc.; CIBC World Markets; Corby Capital Markets, Inc.; Eastern Bank Capital Markets; Fidelity Capital Markets; First Albany Capital Inc.; Goldman, Sachs & Co.; Janney Montgomery Scott LLC; Mellon Financial Markets LLC; Morgan Stanley; Raymond James & Associates, Inc.; Oppenheimer & Co.; Ramirez & Co., Inc.; RBC Dain Rauscher Inc.; Wachovia Bank, National Association.

Columbia Massachusetts Intermediate Municipal Bond Fund

On January 8, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 50,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/18 (Securities) for a total purchase price of $56,325 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Bear, Stearns & Co., Inc.; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On January 8, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 50,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/18 (Securities) for a total purchase price of $56,325 from Corbey Northbridge pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Bear, Stearns & Co., Inc.; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On January 8, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 200,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/18 (Securities) for a total purchase price of $225,300 from Citigroup Global Markets pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On January 8, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 200,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/18 (Securities) for a total purchase price of $225,300 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter.
Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On January 8, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 500,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/18 (Securities) for a total purchase price of $563,250 from Morgan Stanley/Lattice pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Bear, Stearns & Co., Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.

On February 27, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 250,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/2019 (Securities) for a total purchase price of $287,375 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.; Bear, Stearns & Co., Inc.

On February 27, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 250,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/2019 (Securities) for a total purchase price of $287,375 from Goldman Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.; Bear, Stearns & Co., Inc.

On February 27, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 250,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/2019 (Securities) for a total purchase price of $287,375 from Citigroup Global Markets pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.; Bear, Stearns & Co., Inc.

On February 27, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 250,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/2019 (Securities) for a total purchase price of $287,375 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.; Bear, Stearns & Co., Inc.

On February 27, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 250,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/2019 (Securities) for a total purchase price of $287,375 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.; Bear, Stearns & Co., Inc.

On February 27, 2004, Columbia Massachusetts Intermediate Municipal Bond Fund (formerly Liberty Massachusetts Intermediate Municipal Bond Fund (Fund)) purchased 1,250,000 par value of bonds of Massachusetts Bay Transportation Authority Senior Sales Tax Bonds 5.25% 7/1/2019 (Securities) for a total purchase price of $1,436,875 from Paine Webber/SBC pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS Financial Services Inc.; Lehman Brothers; Raymond James & Associates; Siebert Brandford Shank & Co.; Carolan & Co., Division of Oppenheimer & Co.; Citigroup Global Markets, Inc.; Corby Capital Markets, Inc.; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill Lynch & Co.; M.R. Beal & Company; RBC Dain Rauscher Inc.; Bear, Stearns & Co., Inc.

Columbia Connecticut Tax-Exempt Fund

On January 15, 2004, Columbia Connecticut Tax-Exempt Fund (formerly Liberty Connecticut Tax-Exempt Fund (Fund)) purchased 500,000 par value of bonds of University of Connecticut General Obligation Bonds 5.00% 1/15/16 (Securities) for a total purchase price of $555,600 from A.G. Edwards & Sons, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc.; Raymond James & Associates.

On January 15, 2004, Columbia Connecticut Tax-Exempt Fund (formerly Liberty Connecticut Tax-Exempt Fund (Fund)) purchased 500,000 par value of bonds of University of Connecticut General Obligation Bonds 5.00% 1/15/16 (Securities) for a total purchase price of $555,600 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc.; Raymond James & Associates .

On January 15, 2004, Columbia Connecticut Tax-Exempt Fund (formerly Liberty Connecticut Tax-Exempt Fund (Fund)) purchased 1,000,000 par value of bonds of University of Connecticut General Obligation Bonds 5.00% 1/15/16 (Securities) for a total purchase price of $1,111,200 from Wachovia pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc.; Raymond James & Associates .

Columbia Connecticut Intermediate Municipal Bond Fund

On January 15, 2004, Columbia Connecticut Intermediate Municipal Bond Fund (formerly Liberty Connecticut Intermediate Municipal Bond Fund (Fund)) purchased 200,000 par value of bonds of University of Connecticut 5.00% 1/15/13 (Securities) for a total purchase price of $227,986 from JP Morgan Securities Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc.; Raymond James & Associates.

On January 15, 2004, Columbia Connecticut Intermediate Municipal Bond Fund (formerly Liberty Connecticut Intermediate Municipal Bond Fund (Fund)) purchased 400,000 par value of bonds of University of Connecticut 5.00% 1/15/13 (Securities) for a total purchase price of $455,972 from Fidelity Capital pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc. Raymond James & Associates.

On January 15, 2004, Columbia Connecticut Intermediate Municipal Bond Fund (formerly Liberty Connecticut Intermediate Municipal Bond Fund (Fund)) purchased 600,000 par value of bonds of University of Connecticut 5.00% 1/15/13 (Securities) for a total purchase price of $683,958 from First Albany pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc. Raymond James & Associates .

On January 15, 2004, Columbia Connecticut Intermediate Municipal Bond Fund (formerly Liberty Connecticut Intermediate Municipal Bond Fund (Fund)) purchased 200,000 par value of bonds of University of Connecticut 5.00% 1/15/13 (Securities) for a total purchase price of $227,986 from A.G. Edwards & Sons, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc. Raymond James & Associates .

On January 15, 2004, Columbia Connecticut Intermediate Municipal Bond Fund (formerly Liberty Connecticut Intermediate Municipal Bond Fund (Fund)) purchased 600,000 par value of bonds of University of Connecticut 5.00% 1/15/13 (Securities) for a total purchase price of $683,958 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc. Raymond James & Associates .

On January 15, 2004, Columbia Connecticut Intermediate Municipal Bond Fund (formerly Liberty Connecticut Intermediate Municipal Bond Fund (Fund)) purchased 2,000,000 par value of bonds of University of Connecticut 5.00% 1/15/13 (Securities) for a total purchase price of $2,279,860 from Wachovia pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund. The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Wachovia Bank, National Association; Advest, Inc.; A.G. Edwards & Sons, Inc.; First Albany Capital, Inc.; J.P. Morgan Securities Inc.; Belle Haven Investments, L.P.; Fidelity Capital Markets; Herbert J. Sims; Jackson Securities, LLC; Morgan Stanley; UBS Financial Services Inc.; Roosevelt & Cross, Inc. Raymond James & Associates.

77Q1 Exhibts

Management Agreements herein incorporated by reference to Accession Number 0000021847-04-00058